UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ACACIA COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

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As previously disclosed, on July 8, 2019, Acacia Communications, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cisco Systems, Inc., a California corporation (the “Parent”), and Amarone Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Merger Sub”). The Merger Agreement provides, subject to its terms and conditions, for the acquisition of the Company by the Parent at a price of $70.00 per share of the Company’s common stock, $0.0001 par value per share, in cash, without interest and subject to deduction for any required withholding tax, through the merger of the Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of the Parent.

The Company is filing this communication to provide certain updates in respect of the Merger. The following information should be read in conjunction with the definitive proxy statement relating to the Merger, filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 7, 2019, which should be read in its entirety.

Litigation Relating to the Merger

On August 7, 2019, a complaint was filed against the Company and each of the Company’s directors in the United States District Court for the District of Massachusetts. The lawsuit, captioned Mac v. Acacia Communications, Inc., et al., Civil Action No. 1:19-cv-11706-LTS, alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder for allegedly disseminating a materially deficient and misleading preliminary proxy statement in connection with the Merger. The plaintiff has asked the court to, among other things, (i) enjoin the defendants from proceeding with, consummating or closing the Merger; (ii) in the event the Merger is consummated, rescind and set aside the Merger or award rescissory damages; (iii) direct the Company’s directors disseminate a proxy that does not contain any untrue statements of material fact and that states all material facts required or necessary to make the statements therein not misleading; (iv) declare that the defendants have violated Sections 14(a) and/or 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder; and (iv) award costs, attorneys’ fees and experts’ fees. The Company believes that the claims asserted in this suit are without merit.

Forward-Looking Statements

This filing may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the proposed acquisition of the Company by Parent and the expected completion of the acquisition. Statements regarding future events are based on the Company’s current expectations and are necessarily subject to associated risks related to, among other things, the risk that the proposed acquisition may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, obtaining the Company’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the effect of the announcement or pendency of the proposed acquisition on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, risks that the proposed acquisition may disrupt the Company’s current plans and business operations, risks related to the diverting of management’s attention from the Company’s ongoing business operations, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, general economic conditions, the retention of employees of the Company and the ability of the Parent to successfully integrate the Company’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of the Company’s most recent reports on Form 10-Q and Form 10-K filed with the SEC on August 6, 2019 and February 21, 2019, respectively. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, the Company has filed a definitive proxy statement with the SEC. The proxy statement has been mailed to the stockholders of the Company. The Company’s stockholders are urged to read the proxy statement (including all amendments and supplements) and other relevant materials when they become available because they will contain important information. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate website at http://ir.acacia-inc.com/ or by contacting Company Investor Relations at (212) 871-3927.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the acquisition. Information about the Company’s directors and executive officers, including their ownership of Company securities, is set forth in the proxy statement for the Company’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2019, the Company’s Form 8-K filed with the SEC on June 3, 2019, the definitive proxy statement regarding the transaction and the Company’s other filings with the SEC.

In addition, the Parent and its executive officers and directors may be deemed to have participated in the solicitation of proxies from the Company’s stockholders in favor of the approval of the transaction. Information concerning the Parent’s directors and executive officers is set forth in the Parent’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on October 24, 2018, annual report on Form 10-K filed with the SEC on September 6, 2018, Form 8-K filed with the SEC on May 22, 2019, and the Parent’s other filings with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to the Parent’s Investor Relations website at https://investor.cisco.com.